Statement of Additional Information (SAI) Supplement American Century Variable Portfolios II, Inc. (SAI dated May 1, 2016)
Supplement dated May 3, 2016
The Board of Directors has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of Shareholders to be held on June 13, 2016.

Shareholders of the fund will be asked to consider and act upon a proposal to elect four members to the fund's Board of Directors for indefinite terms, subject to termination or resignation. The nominees include two current members of the board, Tanya S. Beder and Jeremy I. Bulow, and two current advisory members to the Board, Anne Casscells and Jonathan D. Levin.

The record date for the meeting is April 1, 2016. If you owned shares of the fund as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal were sent to shareholders on or about April 18, 2016.

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